Loans portfolio	12 Months Ended
Dec. 31, 2019
Loans portfolio
Loans portfolio

C3.3   Loans portfolio

(a)   Overview of loans portfolio

Loans are principally accounted for at amortised cost, net of impairment except for certain policy loans of the US insurance operations that are held to back liabilities for funds withheld under reinsurance arrangements and are also accounted on a fair value basis.

The amounts included in the statement of financial position are analysed as follows:

	31 Dec 2019 $m				31 Dec 2018 $m
	Mortgage	Policy	Other		Mortgage	Policy	Other
	loans	loans			loans	loans
	note (i)	note (ii)	loans	Total	note (i)	note (ii)	loans	Total
Asia
With-profits	—	1,089	374	1,463	—	926	83	1,009
Non-linked shareholder-backed	165	316	19	500	199	288	259	746
US
Non-linked shareholder-backed	9,904	4,707	—	14,611	9,406	4,688	—	14,094
Other operations	—	9	—	9	—	—	—	—
Total continuing operations	10,069	6,121	393	16,583	9,605	5,902	342	15,849
Total discontinued UK and Europe operations					5,241	4	1,844	7,089
Total Group					14,846	5,906	2,186	22,938

Notes

(i)	All mortgage loans are secured by properties.
(ii)

In the US, $3,587 million of policy loans held at 31 December 2019 (31 December 2018: $3,544  million) are backing liabilities for funds withheld under reinsurance arrangements and are accounted for at fair value through profit or loss. All other policy loans are accounted for at amortised cost, less any impairment.

(b)   Additional information on US mortgage loans

In the US, mortgage loans are all commercial mortgage loans that are secured by the following property types: industrial, multi-family residential, suburban office, retail or hotel. The average loan size is $19.3 million (31 December 2018: $17.8 million). The portfolio has a current estimated average loan to value of 54 per cent (31 December 2018: 53 per cent).

Jackson had no mortgage loans where the contractual terms of the agreements had been restructured for both years shown.